Loans and borrowings	12 Months Ended
Dec. 31, 2011
Loans and borrowings

20 Loans and borrowings

	As of December 31,
	2010	2011
	$	$
Current
Bank overdrafts	1,191,671	1,876,430
Revolving term loans	1,441,520	2,389,790
Term loan, current portion	520,506	514,961

	3,153,697	4,781,181

Non-current
Term loan, non current portion	1,037,894	511,878

	4,191,591	5,293,059

The Group’s subsidiary in Singapore, InnoForm has a SGD2.0 million ($1.5 million) term loan and a credit facility with total facility limit of SGD10.0 million ($7.7 million), with a sub-limit of SGD3.0 million ($2.3 million) for overdraft facility, from a bank in Singapore. The facilities are secured by a corporate guarantee from MNC. As of December 31, 2010 and 2011, InnoForm has utilized SGD1.5 million ($1.2 million) and SGD2.4 million ($1.9 million) of the overdraft facility respectively and SGD1.8 million ($1.4 million) and SGD3.1 million ($2.4 million) of the short-term revolving loans facility respectively.

The details of bank loans are as follow:

•

SGD3.1 million ($2.4 million) three-month revolving loans. Interest rates are by quotation from the bank payable quarterly in arrears. The effective interest rate was 4.02% for both years ended December 31, 2010 and 2011 respectively.

•

SGD2.0 million ($1.5 million) term loan extended to the Company in October 2010. Term loan is repayable in quarterly installments of SGD0.2 million ($0.1 million), over 3 years. As of December 31, 2010 and 2011, SGD2.0 million ($1.6 million) and SGD1.3 million ($1.0 million) of the term loan was outstanding respectively. The financial covenants require InnoForm to maintain a minimum consolidated net worth of SGD1.7 million ($1.3 million) at all times, and a consolidated gearing ratio of not more than 1.4 times at all times. InnoForm did not breach the financial covenants for 2011. The interest on the outstanding loan balance is based on the bank’s floating rate plus a margin of 4.0% p.a..